UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 6, 2003*



                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


       WISCONSIN                   1-13154                   39-1431799
(State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                         Identification No.)

  3100 AMS BOULEVARD, GREEN BAY, WISCONSIN                      54313
  (Address of principal executive offices)                    (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)




                               ------------------


*This report updates the description of the Registrant's Common Stock, no par value, contained in the Registrant's Registration Statement on Form 8-A dated June 13, 1994 and the description of the Preferred Share Purchase Rights, associated with the Common Stock contained in the Registrant's Registration Statement on Form 8-A dated August 14, 2001. This report supercedes the update of the description of Common Stock contained in the Registrant's Form 8-K dated June 27, 2002.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

        The following "Description of Capital Stock" is filed for the purpose of updating the description of the Registrant's Common Stock, no par value, contained in the Registrant's Registration Statement on Form 8-A dated June 13, 1994, and the description of the Preferred Share Purchase Rights, associated with the Common Stock contained in the Registrant's Registration Statement on Form 8-A dated August 14, 2001.

                          DESCRIPTION OF CAPITAL STOCK

        The following brief description of our capital stock is only a summary. It is subject in all respects to applicable Wisconsin law and to the provisions of our amended and restated articles of incorporation, our bylaws and our shareholder rights agreement, as the same may be amended from time to time, copies of which have been or will be filed with the Securities and Exchange Commission, to which you should refer for more complete information.

        Our authorized capital stock consists of 50,000,000 shares of common stock, no par value per share, and 500,000 shares of preferred stock, no par value per share. As of August 31, 2003, there were 13,339,883 shares of common stock outstanding and there were no shares of preferred stock outstanding; one series of preferred stock has been designated as described below.

COMMON STOCK

        VOTING RIGHTS. Subject to Section 180.1150(2) of the Wisconsin Business Corporation Law (the "WBCL"), described below under "--Certain Statutory Provisions", holders of common stock are entitled to one vote for each share of common stock held by them on all matters to be voted upon by the shareholders, including the election of directors. Holders of common stock are not entitled to cumulative voting rights in the election of directors. Directors are elected by a plurality of the votes cast. Generally, unless a greater vote is required by our articles of incorporation, our bylaws or Wisconsin law, all other matters to be voted on by shareholders must be approved by a majority of the votes cast on the matter at a meeting at which a quorum is present, subject to any voting rights granted to holders of any then-outstanding preferred stock.

        DIVIDENDS. Subject to the rights of the holders of any series of preferred stock that may be outstanding, and any applicable restrictions on the payment of dividends, our Board of Directors, may, in its discretion, declare and pay dividends on the common stock out of earnings or assets legally available for the payment of dividends. Because we are a holding company, our ability to pay dividends depends primarily upon the ability of our subsidiaries to pay dividends or otherwise transfer funds to us. Various financing arrangements, charter provisions and regulatory requirements may impose restrictions on the ability of our insurance subsidiaries to transfer funds to us in the form of dividends, loans or advances.

        LIQUIDATION AND DISSOLUTION. Subject to the rights of the holders of any series of preferred stock that may be outstanding, if we are liquidated, any amounts remaining after the payment of liabilities will be paid pro rata to the holders of the common stock.

        OTHER MATTERS. Holders of common stock are not entitled to any preemptive, conversion or redemption rights. The outstanding shares of common stock are validly issued, fully paid and nonassessable, except for certain statutory liabilities which may be imposed by Section 180.0622 of the WBCL, as judicially interpreted, for unpaid employee wages. Section 180.0622(2)(b) provides that the shareholders of a Wisconsin corporation are personally liable, to an amount equal to the consideration for which their shares without par value were issued, for all debts owing to employees of the corporation for services performed for the corporation, but not exceeding six months service in any one case.

        The common stock is listed on the NYSE under the symbol "AMZ."

        The transfer agent and registrar for the common stock is LaSalle Bank National Association.

PREFERRED STOCK

        Our Board of Directors is authorized to issue shares of preferred stock from time to time, without further shareholder action, in one or more designated series, with such voting rights (if any), dividend rights, redemption rights, liquidation rights, conversion rights, and such other preferences, limitations and relative rights as are set forth in the resolutions providing for the issue of each series adopted by the Board of Directors. The rights of holders of the common stock are subject to, and may be adversely affected by, the rights, preferences and privileges of any series of preferred stock which may be issued. In addition, the issuance of preferred stock, although providing flexibility in connection with possible acquisitions and other corporate purposes could, under some circumstances, make it more difficult for a third party to gain control of us, discourage bids for the common stock at a premium, or otherwise adversely affect the market price of the common stock. As of the date of this report, there are no shares of preferred stock issued and outstanding; one series of preferred stock has been designated by the Board of Directors.

        As described below under "--Rights Associated with the Common Stock," 10,000 shares of Series B preferred stock have been created in connection with our rights agreement.

RIGHTS ASSOCIATED WITH THE COMMON STOCK

        On August 9, 2001, our Board of Directors declared a dividend of one preferred share purchase right for each outstanding share of common stock payable on August 20, 2001 to the shareholders of record on that date. Each right entitles the registered holder to purchase from us one ten-thousandth of one share (a "unit") of Series B Junior Cumulative Preferred Stock, no par value per share, at a purchase price of $30 per unit, subject to adjustment. The description and terms of the rights are set forth in a rights agreement between us and LaSalle Bank National Association, as successor rights agent to Firstar Bank, N.A., as amended.

        As with most shareholder rights agreements, the terms of our rights agreement are complex and not easily summarized, particularly as they relate to the acquisition of our common stock and the exercisability of the rights. This summary may not contain all of the information that is important to you. Accordingly, if you want more complete information, you should read the rights agreement in its entirety.

        The rights are attached to all common stock certificates representing outstanding shares, and no separate rights certificates have been distributed. Generally, the rights will separate from the common stock and be represented by separate certificates approximately 10 business days after a person or group (an "Acquiring Person") acquires or commences a tender offer for such number of common shares as is equal to the specified percentage (the "Threshold Percentage") or more of our outstanding common stock. Originally 12%, the Threshold Percentage was increased to 16% by an amendment to the Rights Agreement dated as of June 4, 2002. As described below, we have the right to further amend the Rights Agreement, which could include adjusting the Threshold Percentage in the definition of "Acquiring Person."

        After the rights separate from the common stock, certificates representing the rights will be mailed to record holders of the common stock. Once distributed, the rights certificates alone will represent the rights.

        All shares of common stock issued prior to the date the rights separate from the common stock will be issued with the rights attached. The rights are not exercisable until the date the rights separate from the common stock. The rights will expire on August 20, 2011, unless extended or unless earlier redeemed, exchanged or terminated by us.

        THE SERIES B PREFERRED STOCK. 10,000 shares of Series B preferred stock have been designated and 5,000 of those shares have been initially reserved for issuance upon the exercise of rights pursuant to the rights agreement. Because of the nature of the dividend, liquidation and voting rights of the Series B preferred stock, the value of a one ten-thousandth share interest in a share of Series B preferred stock purchasable upon exercise of each right should approximate the value of one share of our common stock. Each share of Series B preferred stock will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 10,000 times the dividend declared per common share. If we are liquidated, the holders of the Series B preferred stock will be entitled to a minimum preferential liquidation payment of $100 per share plus an amount equal to accrued and unpaid dividends but will be entitled to an aggregate payment of 10,000 times the payment made per common share. Each Series B preferred share will have 10,000 votes and will vote together with the common stock, except as otherwise provided in the rights agreement or by law. If there is any merger, consolidation or other transaction in which shares of our common stock are exchanged, each share of Series B preferred will be entitled to receive 10,000 times the amount received per common share. These rights are protected by customary anti-dilution provisions. Shares of Series B preferred stock are not redeemable.

        TRIGGERING EVENTS. If an acquiror obtains or has the right to obtain the Threshold Percentage or more of the outstanding shares of our common stock (other than as a result of our repurchases of stock), then each right will entitle the holder to purchase a number of shares of our common stock with a then current market value of $60 for $30, unless this amount is adjusted (in other words, having a value equal to two times the exercise price of the right).

        Each right will entitle the holder to purchase a number of shares of common stock of the acquiror having a then current market value of twice the exercise price of the right if the acquiror obtains the Threshold Percentage or more of our outstanding common stock, and any of the following occurs:

        o we merge into another entity;

        o an acquiring entity merges into us and our common shares are changed or exchanged; or

        o 50% or more of our assets, cash flow or earning power is sold or transferred.

        Under our rights agreement, any rights that are or were owned by an acquiror of more than the Threshold Percentage of our outstanding common stock will be void.

        After an acquiror obtains the Threshold Percentage or more, but less than 50%, of our outstanding common stock, our Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable rights for shares of common stock or Series B preferred stock. If our Board exercises this option, the exchange ratio will be one share of common stock or one ten-thousandth of a Series B preferred share per right, adjusted to reflect any stock split, stock dividend or similar transaction.

        REDEMPTION PROVISIONS. Our Board of Directors may, at its option, redeem all of the outstanding rights at any time prior to 10 business days following the acquisition by any person of the Threshold Percentage or more of the outstanding shares of our common stock, at a redemption price of $0.001 per right (subject to adjustment in some circumstances). The right to exercise the rights will terminate when our Board of Directors orders the redemption of the rights, and then the only right of the holders of the rights will be to receive the redemption price.

        OTHER MATTERS. Holders of rights have no rights as shareholders, including the right to vote or receive dividends, simply by virtue of holding the rights.

        The rights agreement may be amended by our Board of Directors without the approval of the holders of the rights prior to the date the rights separate from the common stock. However, after that date, the rights agreement may not be amended in any manner that would adversely affect the interests of the holders of the rights, excluding the interest of any acquiring person. No amendment may be made at a time when the rights are not redeemable.

        Because the rights may cause substantial dilution to a person or group that attempts to acquire more than the Threshold Percentage of our stock without approval of our Board of Directors and without conditioning the offer on redemption of the rights or amendment of the rights to prevent this dilution, the rights may discourage unsolicited offers for our stock. The rights should not affect any potential acquiror willing to make an offer for all of the outstanding common stock at a price that is fair and not inadequate and otherwise in the best interests of us and our shareholders. The rights also should not interfere with any merger or other business combination approved by our Board of Directors since our Board may, at its option, at any time until 10 business days following the date a shareholder acquires the Threshold Percentage or more of our common stock, redeem all the rights as described above. In addition, the rights should not interfere with a proxy contest.

        For more information concerning our rights agreement, you should read the more detailed summary contained in our registration statement on Form 8-A dated August 14, 2001, as updated hereby, and our rights agreement, as amended, which have been filed with the Securities and Exchange Commission.

CERTAIN CHARTER AND BYLAW PROVISIONS

        Some provisions of our articles of incorporation and our bylaws could have the effect of discouraging a potential acquiror or making it more difficult to acquire us by means of a tender offer, a proxy contest or otherwise, even though this type of acquisition might be economically beneficial to our shareholders. In addition, these provisions may make the removal of management more difficult, even in cases where the removal would be favorable to the interests of our shareholders.

        BOARD OF DIRECTORS. Our articles of incorporation divide the Board of Directors into three classes of directors, as nearly equal in number as possible, as determined by the Board. The number of directors shall be no less than eight and no more than twelve. Within those limits, our bylaws provide that the number of directors shall be as determined by the Board of Directors from time to time. One class is elected each year for a three-year term. A director may be removed from office, with or without cause, only by the affirmative vote of at least 80% of the outstanding shares entitled to vote for the election of that director, and any vacancy so created may be filled by the affirmative vote of at least 80% of such shares. However, whenever the holders of any one or more series of our preferred stock have the right, voting separately as a class or by series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of those directorships will be governed by the applicable terms of the series of preferred stock, and the directors so elected will not be divided into classes unless expressly so provided by the terms of the series. These provisions of our articles of incorporation may only be amended by the affirmative vote of shareholders possessing at least 66 2/3% of the voting power of the then outstanding shares of all classes of our stock generally possessing voting rights in elections of directors, considered for this purpose as one class.

        Under the bylaws, vacancies in the Board of Directors, including vacancies created by an increase in the number of directors, may be filled by the remaining directors.

        ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINEES. Our bylaws require advance notice with regard to business proposed to be submitted by a shareholder at any annual or special meeting of our shareholders, including the nomination of candidates for election as directors. Notice of proposed shareholder business must be timely given in writing to our corporate secretary prior to the meeting. To be timely, notice must be received at our principal executive offices within the time frames specified in our bylaws. The notice must also contain certain information specified in our bylaws, including, with respect to a director nomination, the written consent of the nominee to serve as a director if elected.


CERTAIN STATUTORY PROVISIONS

        The Wisconsin Business Corporation Law or WBCL, under which we are incorporated, contains certain provisions that may be important when considering the rights of holders of our capital stock. The description set forth below is intended as a summary only. For complete information, you should review the applicable provisions of the WBCL.

        CONTROL SHARE VOTING RESTRICTIONS. Section 180.1150(2) of the WBCL provides that the voting power of shares of a "resident domestic corporation," which we are, held by any "person", including shares issuable upon conversion of convertible securities or upon exercise of options or warrants, in excess of 20% of the voting power in the election of directors shall be limited to 10% of the full voting power of those shares. This statutory voting restriction is not applicable to shares acquired before April 22, 1986, shares acquired directly from us, shares as to which our shareholders vote to restore the full voting power and under certain other circumstances more fully described in Section 180.1150(3).

        FAIR PRICE PROVISIONS. Sections 180.1130 to 180.1133 of the WBCL provide that certain business combinations not meeting specified adequacy-of-price standards must be approved by the vote of at least 80% of the votes entitled to be cast by outstanding voting shares of the corporation, voting together as a single voting group, and by two-thirds of the votes entitled to be cast by shareholders other than a significant shareholder who is a party to the transaction or an affiliate or associate of the significant shareholder.

        o The term "business combination" is defined to include, subject to certain exceptions, a merger or share exchange of a resident domestic corporation or any subsidiary with, or the sale or other disposition of substantially all assets of the resident domestic corporation to, any significant shareholder or affiliate of the significant shareholder.

        o "Significant shareholder" is defined generally to include a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation or an affiliate of the resident domestic corporation who was a 10% beneficial owner within the preceding two years.

        ACTIONS DURING A TAKE-OVER OFFER. Section 180.1134 of the WBCL provides that, in addition to any vote otherwise required by law or the articles of incorporation, a resident domestic corporation must receive approval at a shareholders' meeting of the holders of a majority of the shares entitled to vote before the corporation can take the actions listed below while a "take-over offer" is being made for the corporation's voting shares or after a take-over offer has been publicly announced and before it is concluded:

        o Shareholder approval is required for the corporation to acquire more than 5% of the corporation's outstanding voting shares at a price above the market value from any individual who or organization which owns more than 3% of the outstanding voting shares and has held those shares for less than two years, unless an equal or better offer is made to acquire all voting shares.

        o Shareholder approval is also required for the corporation to sell or option assets of the corporation which amount to at least 10% of the market value of the corporation, unless the corporation has at least three directors who are not officers or employees and a majority of those directors vote not to be governed by this restriction.

        BUSINESS COMBINATION PROVISIONS. Sections 180.1140 to 180.1144 of the WBCL provide that a "resident domestic corporation," such as us, may not engage in a "business combination" with an "interested stockholder" for three years after the date (the "stock acquisition date") the interested stockholder acquired his or her 10% or greater interest, unless the business combination or the acquisition of the 10% or greater interest was approved before the stock acquisition date by the corporation's board of directors. After the three-year period, a business combination that was not so approved may be consummated only if it is approved by a majority of the outstanding voting shares not held by the interested stockholder or is made at a specified formula price intended to provide a fair price for the shares held by noninterested stockholders.

        o A "business combination" includes a merger or share exchange, or a sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets equal to at least 5% of the aggregate market value of the stock or assets of the corporation or 10% of its earning power, or the issuance of stock or rights to purchase stock having a market value equal to at least 5% of the outstanding stock, the adoption of a plan of liquidation or dissolution, and other enumerated transactions involving an interested stockholder or an affiliate or associate of an interested stockholder.

        o An "interested stockholder" is a person who beneficially owns at least 10% of the voting power of the outstanding voting stock of the corporation or who is an affiliate or associate of the corporation and beneficially owned 10% of the voting power of the then outstanding voting stock at any time within three years prior to the date in question.

        INSURANCE HOLDING COMPANY PROVISIONS. Because we are an insurance holding company and various of our subsidiaries are insurance companies, state statutes and administrative rules regulate, among other things, certain transactions in our common stock. These statutes generally provide that the acquisition of 10% or more of our voting securities creates a rebuttable presumption that "control" of our insurance company subsidiaries is being acquired in the transaction, unless the applicable state regulator, upon application, determines otherwise. Thus, subject to certain exceptions, any person attempting to acquire 10% or more of our stock must, prior to such acquisition, file certain documents with the appropriate state insurance regulators and obtain the regulators' prior approval of the acquisition.

        These statutory and administrative restrictions may have the effect of discouraging or making it more difficult for a person to acquire a substantial equity interest in us and may otherwise restrict the market for the purchase or sale of a significant number of shares of our common stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AMERICAN MEDICAL SECURITY GROUP, INC.



Dated:  October 6, 2003              /S/ TIMOTHY J. MOORE
                                     -------------------------------------------
                                     Senior Vice President of Corporate Affairs,
                                     Secretary & General Counsel


                      AMERICAN MEDICAL SECURITY GROUP, INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-13154)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                         DATE OF REPORT: OCTOBER 6, 2003


EXHIBIT                                              INCORPORATED HEREIN                          FILED
NUMBER       DESCRIPTION                             BY REFERENCE TO                             HEREWITH
 4.1         Amended and Restated Articles of        Exhibit 3.1 to the Registrant's Form
             Incorporation of Registrant dated as    10-Q for the quarter ended June 30,
             of May 27, 2003                         2003 (the "6/30/03 10-Q")

 4.2         Bylaws of Registrant as amended and     Exhibit 3.2 to the Registrant's
             restated May 21, 2003                   6/30/03 10-Q

 4.3(a)      Rights Agreement, dated as of           Exhibit 1 to the Registrant's
             August 9, 2001, between the             Registration Statement on Form 8-A
             Registrant and Firstar Bank, N.A., as   filed August 14, 2001 and Exhibit 4 to
             Rights Agent (the "Rights               the Registrant's Current Report on
             Agreement"), including the form of      Form 8-K dated August 9, 2001, and
             Rights Certificate attached as          filed on August 14, 2001
             Exhibit B thereto

 4.3(b)      Amendment dated as of February 1,       Exhibit 4.1 to the Registrant's Form
             2002 to the Rights Agreement            8-K dated February 1, 2002 (the
                                                     "2/1/02 8-K")

 4.3(c)      Appointment and Assumption Agreement    Exhibit 4.2 to the 2/1/02 8-K
             dated December 17, 2001, between the
             Registrant and Firstar Bank, N.A.,
             appointing LaSalle Bank, N.A. as
             Rights Agent for the Rights Agreement

 4.3(d)      Amendment to Rights Agreement dated     Exhibit 4.4(d) to the Registrant's
             as of June 4, 2002                      Form 8-K dated June 4, 2002, and filed
                                                     on June 19, 2002



                                      E-1